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                                                                    EXHIBIT 4.3


                                   ETOYS INC.

            6.25% CONVERTIBLE SUBORDINATED NOTES DUE DECEMBER 1, 2004

                          REGISTRATION RIGHTS AGREEMENT

                                                                December 1, 1999

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated
BancBoston Robertson Stephens Inc.
Donaldson Lufkin & Jenrette Securities Corporation
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

       eToys Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 6.25% Convertible Subordinated Notes due December 1, 2004 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

       1      DEFINITIONS.

       (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

       "ACT" OR "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

       "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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       "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

       "COMMON STOCK" means the Company's common stock, par value $0.0001 per share.

       "DTC" means The Depository Trust Company.

       "EFFECTIVENESS PERIOD" has the meaning assigned thereto in Section2(b)(i) hereof.

       "EFFECTIVE TIME" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

       "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(iii) hereof.

       "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

       The term "HOLDER" means, when used with respect to any Security, the Holder (as defined in the Indenture) and, with respect to any Common Stock, the record holder of such Common Stock.

       "INDENTURE" means the Indenture, dated as of December 1, 1999, between the Company and U.S. Bank Trust National Association, as amended and supplemented from time to time in accordance with its terms.

       "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 7 hereof.

       "NASD RULES" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

       "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

       The term "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

       "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by

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reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

       "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of December 1, 1999, between the Company and the Purchasers.

       "PURCHASERS" means the Purchasers named in Schedule I to the Purchase Agreement.

       "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

       "RESTRICTED SECURITY" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of the Indenture.

       "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

       "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

       "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

       "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

       The term "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

       (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Common Stock

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shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

       2.     SHELF REGISTRATION.

       (a) The Company shall, on or prior to 90 calendar days after the first Time of Delivery (as defined in the Purchase Agreement), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act on or prior to 180 calendar days after the First Time of Delivery; PROVIDED, HOWEVER, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder.

       (b)    The Company shall use its reasonable efforts:

              (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders for resales of Registrable Securities for a period of two years from the Effective Time of the Shelf Registration Statement, or such shorter period that will terminate when there are no Registrable Securities outstanding (such period being referred to herein as the "Effectiveness Period");

              (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; PROVIDED, HOWEVER, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof; and

              (iii)  If at any time the Securities, pursuant to Article
       Eleven of the Indenture, are convertible into securities other than Common Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

       3. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the following provisions shall apply:

              (a)(i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable

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       Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; PROVIDED, HOWEVER, holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company.

              (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

              (iii) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

       (b) The Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such holders copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such holders and their respective counsel reasonably may propose.

       (c) The Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (d) The Company shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice pursuant to clauses (ii) through (iv) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

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              (i)    when the Shelf Registration Statement and any amendment
       thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

              (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

              (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

              (iv) if changes in the Shelf Registration Statement or the Prospectus included therein are required in order that such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

       (e) The Company shall use its reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

       (f) The Company shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

       (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

       (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and a single counsel for the Electing Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable

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any Electing Holder or underwriter, if any, to complete its distribution of
Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

       (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

       (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (ii) through (iv) of paragraph (d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus and keep the notification provided pursuant to paragraph (d) above confidential until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence, or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, but subject to Section 7 hereof, the Company shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference for a period not to exceed 45 days, whether or not consecutive, during any 90-day period, and in any event not to exceed an aggregate of 90 days in any 365-day period if the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

       (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

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       (l)    The Company shall use its reasonable efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

       (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

       (n)    In the event of an underwritten offering conducted pursuant to
Section 7 hereof, the Company shall (subject to paragraph (j) above), if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall (subject to paragraph (j) above) make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

       (o)    The Company shall enter into such customary agreements
(including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 7 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

       (p)    The Company shall:

              (i)(A) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such holders or any

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       such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

              (ii) in connection with any underwritten offering conducted pursuant to Section 7 hereof, make such representations and warranties to the holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities;

              (iii) in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each requesting Electing Holder, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

              (iv) in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or

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       documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

              (v) in connection with any underwritten offering conducted pursuant to Section 7 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

       (q) The Company will use its reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be listed for quotation on the National Association of Securities Dealers Automated Quotations National Market System or other stock exchange or trading system, if any, on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

       (r) The Company shall use its reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

       4. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 7 hereof. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 7 hereof, or if in any other event the Company requires that inspection and information gathering be coordinated by counsel for the Electing Holders as provided in
Section 3(p)(i) hereof, the Company shall pay the reasonable fees and expenses of a single counsel selected by the Electing Holders of not less a majority of the Registrable Securities to be included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them. The Electing Holders participating in such offering (or, in any such other event, participating in such inspection and information gathering) shall be responsible, on a pro rata basis based on the respective amount of their Registrable Securities included in such offering for all fees and expenses of such counsel in excess of $100,000.

       5.     INDEMNIFICATION AND CONTRIBUTION.

       (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an

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untrue statement or alleged untrue statement of a material fact contained in any
Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; PROVIDED, FURTHER, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus (as then amended or supplemented, provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus.

       (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

       (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

       (d)    CONTRIBUTION. If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

       (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

       (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

       6. Liquidated Damages. If (i) on or prior to 90 days after the date of original issuance of the Registrable Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the one hundred eightieth day after the date of original issuance of the Registrable Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), liquidated damages ("Liquidated Damages") will accrue on the Registrable Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured or, if earlier, the last day upon which the Shelf Registration Statement is required to be kept effective. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Registrable Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate equal to $0.05 per week per $1,000 principal amount of Registrable Securities to and including the ninetieth day following such Registration Default and at a rate equal to $0.05 per week per $1,000 principal amount of Registrable Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum of $0.25 per week per $1,000 principal amount of Registrable Securities. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for a period in excess of 45 days, whether or not consecutive, during any 90-day period, or more than 90 days in any 365-day period, then Liquidated Damages will accrue (subject to the limitations set forth above) at a rate per annum equal to $0.05 per week per $1,000 principal amount of Registrable Securities on the 46th day of the applicable 90-day period or the 91st day of the applicable 365-day period such Shelf Registration Statement ceases to be effective but excluding the day on which such Shelf Registration Statement again becomes effective or, if earlier, the last day upon which the Shelf Registration Statement is required to be kept effective.

       7. UNDERWRITTEN OFFERING. Any holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; PROVIDED that (i) the Electing Holders of at least $50,000,000 in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and
(ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and PROVIDED FURTHER that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all holders of Registrable Securities written notice of the request, which notice shall inform such holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; PROVIDED, HOWEVER, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No holder may participate in any underwritten offering contemplated hereby unless (a) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements,
(b) such holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such holder is not then an Electing Holder, such holder returns a completed and signed Notice and Questionnaire to the Company in accordance with
Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of
Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

       8.     MISCELLANEOUS.

       (a) OTHER REGISTRATION RIGHTS. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.

       (b) AMENDMENTS AND WAIVERS. This Agreement, including this Section 8(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

       (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

       (d) PARTIES IN INTEREST. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

       (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

       (i) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

       Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                   Very truly yours,

                                   eToys Inc.

                                   By: /s/ STEVEN J. SCHOCH
                                      -------------------------------------
                                       Name:  Steven J. Schoch
                                       Title: Senior Vice President and
                                               Chief Financial Officer


Accepted as of the date hereof:
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BancBoston Robertson Stephens Inc.
Donaldson Lufkin & Jenrette Securities Corporation

 /s/ Goldman, Sachs & Co.
---------------------------------------------------
           (Goldman, Sachs & Co.)

On behalf of each of the Purchasers

                                                                       EXHIBIT A

                                   ETOYS INC.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (DATE OF MAILING)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

       The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the eToys Inc. (the "Company") 6.25% Convertible Subordinated Notes due December 1, 2004 (the "Securities") are held.

       The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

       IT IS IMPORTANT THAT BENEFICIAL OWNERS OF THE SECURITIES RECEIVE A COPY OF THE ENCLOSED MATERIALS AS SOON AS POSSIBLE as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [NAME, ADDRESS AND TELEPHONE NUMBER OF CONTACT AT THE ISSUER].

                                   ETOYS INC.

                        Notice of Registration Statement

                                       and

                      SELLING SECURITYHOLDER QUESTIONNAIRE

                                     (Date)

       Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between eToys Inc. (the "Company") and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-_ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 6.25% Convertible Subordinated Notes due December 1, 2004 (the "Securities") and the shares of common stock, par value $0.0001 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

       Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

       Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

       The term "REGISTRABLE SECURITIES" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

       The term "RESTRICTED SECURITY" is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of the Indenture.

                                    ELECTION

       The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

       Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Exhibit B to the Registration Rights Agreement.

       The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

Certain capitalized terms used in this Questionnaire are defined in Appendix I attached hereto. Capitalized terms used in this Questionnaire but not defined in Appendix I have the meanings given to them in the accompanying letter.

(1)(a) Full Legal Name of Selling Securityholder:

       ------------------------------------------------------------------------
       (i)    Is such Selling Securityholder a:

              [ ] Corporation  [ ] General Partnership

              [ ] Individual   [ ] Limited Partnership

              [ ] Other (please specify:__________________)

       (ii) In what state is such Selling Securityholder organized or domiciled?

              --------------------------

   (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (4) below:

          ----------------------------------------------------------------------

   (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (4) below are Held:

          ----------------------------------------------------------------------

(2)       Address for Notices to Selling Securityholder:

                             ----------------------------------
                             ----------------------------------
                             ----------------------------------
           Telephone:        ----------------------------------
           Fax:              ----------------------------------
           Contact Person:   ----------------------------------

(3)       Beneficial Ownership of Securities by Another Entity or Individual:

   (a) Is another entity or individual the Beneficial Owner of any Securities or shares of Common Stock issued upon conversion of any Securities?

                  [ ] No (skip questions (b)-(e) below)

                  [ ] Yes (answer questions (b)-(e) below)

   (b)    What is the full legal name of such Beneficial Owner?

          -------------------------------------------------

   (c)    Is such Beneficial Owner a:

          [ ] Corporation  [ ] General Partnership

          [ ] Individual   [ ] Limited Partnership

          [ ] Other (please specify:__________________)

   (d)    In what state is such Beneficial Owner organized or domiciled?

          -------------------------------------------------

   (e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner.

          -------------------------------------------------

                  -------------------------------------------------

                  -------------------------------------------------

                  -------------------------------------------------


(4)    Beneficial Ownership of Securities:

          EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT A BENEFICIAL OWNER OF ANY SECURITIES OR SHARES OF COMMON STOCK ISSUED UPON CONVERSION OF ANY SECURITIES.

   (a) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) Beneficially Owned:
                                                            -------------------
          CUSIP No(s). of such Registrable Securities:
                                                       ------------------------

          Number of shares of Common Stock (if any) issued upon conversion of such Registrable Securities:
                                      -----------------------------------------

   (b) Principal amount of Securities other than Registrable Securities Beneficially Owned:

          ---------------------------------------------------------------------
          CUSIP No(s). of such other Securities:
                                               --------------------------------

          Number of shares of Common Stock (if any) issued upon conversion of such other Securities:
                                ----------------------------------------------

   (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

          ---------------------------------------------------------------------

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
                                       ----------------------------------------

          Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:
                                 ----------------------------------------------

(5)    Beneficial Ownership of Other Securities of the Company:

       EXCEPT AS SET FORTH BELOW IN THIS ITEM (5), THE UNDERSIGNED SELLING SECURITYHOLDER IS NOT A BENEFICIAL OWNER OF ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES OF THE COMPANY, OTHER THAN THE SECURITIES AND SHARES OF COMMON STOCK LISTED ABOVE IN ITEM (4).

       State  any exceptions here:

(6)    Relationships with the Company:

       EXCEPT AS SET FORTH BELOW, NEITHER THE SELLING SECURITYHOLDER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR
       MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

       State any exceptions here:

(7)    Plan of Distribution:

       EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (4) ONLY AS FOLLOWS (IF AT ALL): SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED SELLING SECURITYHOLDER OR, ALTERNATIVELY, THROUGH UNDERWRITERS, BROKER-DEALERS OR AGENTS. SUCH REGISTRABLE SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTERED SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE, (II) IN THE OVER-THE-COUNTER MARKET, (III) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE SELLING SECURITYHOLDER MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES IN THE COURSE OF HEDGING THE POSITIONS THEY ASSUME. THE SELLING SECURITYHOLDER MAY ALSO SELL REGISTRABLE SECURITIES SHORT AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SUCH SHORT

       POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES.

       State any exceptions here:

(8) Are you a Member, an affiliate of a Member, or a person associated with a Member, of the National Association of Securities Dealers, Inc. (the "NASD")?

                  Yes               No
                     -------          --------

       If the answer to Question 8 is "yes", state (a) the name of any such NASD Member, (b) the nature of your affiliation or association with such NASD Member, (c) information as to such NASD Member's participation in any capacity in the Offering or the original placement of the Securities, (d) the number of shares of equity securities or face value of debt securities of the Company owned by you, (e) the date such securities were acquired and (f) the price paid for such securities.

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       ---------------------------------------.



(9) If you answered "yes" to Question 8 above, please fill out the following table with respect to any purchases from the Company or any of its Affiliates in a private placement within twelve months prior to the date hereof (excluding your purchase of the Shares).


==================================================================================================
                                                        Amount and Name of          Price or Other
     Date of Purchase               Seller                  Securities               Consideration
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

==================================================================================================


       Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

       By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

       In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

       By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

       The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document. As a result, in accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

           (i)  To the Company:

                                          -------------------------

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           (ii) With a copy to:

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


       Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities Beneficially Owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including, without limitation, the answers to this Questionnaire) are correct.

       IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
      ------------------------------------


                  -------------------------------------------------------------
                  Selling Securityholder
                  (Print/type full legal name of beneficial owner of Registrable Securities)



                  By:
                     ----------------------------------------------------------
                  Name:
                  Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                    -------------------------

APPENDIX I

                                   DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

              1. AFFILIATE. As used in Questions 1 - 7 and Question 9, a person is an "Affiliate" of a person if such person controls, is controlled by, or is under common control with, another person. Please assume that an "Affiliate" of the Company includes, without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds, or holds an option to acquire, and has the power to vote, 5% or more of the Company's outstanding voting Securities). "Control" is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

              As used in Question 8 of this questionnaire, an "affiliate" of an NASD member has the following meaning:

              (1) a company which controls, is controlled by or is under common control with a member;

              (2) the term affiliate is presumed to include, but is not limited to, the following:

                     (a) a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

                     (b) a member will be presumed to control a company if the member and persons associated with the member beneficially own
              (i) 10% or more of the outstanding subordinated debt of a company,
              (ii) 10% or more of the outstanding voting securities of a company which is a corporation, or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

                     (c) a company will be presumed to be under common control with a member if:

                            i)     the same natural person or company
                     controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

                            ii)    a person having the power to direct or
                     cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

              2. BENEFICIAL OWNER. A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security. Voting power includes "the power to vote, or to direct the voting, of such security" and investment power includes "the power to dispose, or to direct the disposition, of such security."

              A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

              The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership. Such power may be held directly, or indirectly, through one or more controlled entities.

              3. MATERIAL RELATIONSHIP. The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

              4. MEMBER. Rule 0120 of the NASD's Rules of Fair Practice defines the term "member" to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article I of the NASD's By-Laws defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

U.S. Bank Trust National Association
eToys Inc.
c/o U.S. Bank Trust National Association
[Address of Trustee]



Attention:  [Corporate Trust Services]

                  Re:      eToys Inc. (the "Company")
                           6.25% Convertible Subordinated Notes due
                           December 1, 2004 (the "Notes")

Dear Sirs:

       Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-__ (File No. 333-____) filed by the Company.

       We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated [DATE], or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                       Very truly yours,

                                       ------------------------------
                                       (Name)

                                By:    ------------------------------
                                       (Authorized Signature)